Hyattsville, MD.
                                                                ----------------
                                                                 August 20, 1999
                                                                ----------------

                                      BB&T
                               SECURITY AGREEMENT




         In order to secure (i) the payment of a promissory note or notes (collectively the "Note") dated as of August 20, 1999 and executed and delivered by Datametrics Corporation, a Delaware corporation (the "Borrower(s)"), to the Bank in the aggregate principal sum of $1,500,000.00 payable as provided therein (the Note and any loan agreement or other agreement executed in connection with the loan secured hereby are incorporated herein by reference); (ii) all other obligations and liabilities (whether direct or indirect, absolute or contingent, primary or secondary, sole or joint and several) now existing or hereafter arising of the Borrower to the Bank; and (iii) performance by the Borrower or the Debtor (as hereinafter defined) of the agreements hereinafter set forth or contained in any loan agreement or other agreement entered into in connection with the loan (all obligations secured hereby are referred to as the "Secured Obligations"), the Borrower, or if the Collateral (as hereinafter defined) is not owned by the Borrower,______________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(such owner of the Collateral being hereinafter referred to as the "Debtor"), hereby grants to BRANCH BANKING AND TRUST COMPANY (the "Bank") a security interest in the following property including any and all additions, replacements and substitutions of all or any part thereof (and other items of property of the same class) whether now owned or hereafter acquired or arising and all proceeds thereof (including insurance proceeds) (all collectively called the "Collateral").

         Collateral will be located at addresses listed below until such times as written consent to a change of location is obtained from the Bank. If the Collateral is or includes vehicles or goods that are mobile and ordinarily used in more than one location, such vehicles or goods will be kept at the address set forth below except for temporary and ordinary use in other locations. If the Collateral is or includes Accounts. all records concerning such Accounts are located at the address set forth below.

         /_/       All Equipment, including but not limited to the following:
         /_/       Equipment, more specifically described as follows: __________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Unless otherwise specified above, the term "Equipment" shall have the definition given it in the Maryland Uniform Commercial Code (Annotated Code of Maryland, Commercial Law Article ss.9-109) and shall include all accessions, parts, attachments, tools, operating manuals, and all replacements therefor.)

         /_/       Vehicles described below:

                                               Serial    If Truck - Ton & Class
    New/Used    Year/Make    Model/Body/Type   Number    If Mobile Home - #2 S/N

1.

2.

3.

4.

5.


         /_/        Farm Products described below (describe all crops, livestock and supplies that are used or produced in the farming operation and that are to serve as security): ____________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
including products of the described drops or livestock in their unmanufactured states in the Debtor's possession and any offspring of the described livestock. (Unless otherwise specified above, "Farm Products" shall have the definition given it in the Maryland Uniform Commercial Code (Annotated Code of Maryland, Commercial Law Article ss.9-109).)


|X| All Accounts, including but not limited to the following:
                                                         all accounts receivable
                                                         of   Debtor,   wherever
                                                         located  or  generated,
                                                         including  accounts  in
                                                         New Jersey and Florida

/_/      Accounts, more specifically described below:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(The term "Accounts" shall have the definition given it in the Maryland Uniform Commercial Code (Annotated Code of Maryland, Commercial Law Article 59-106), no matter how evidenced, including accounts receivable, contract rights, checks, notes, drafts, acceptances, and other forms of obligations and receivables).


|X| All Inventory, including but not limited to the following: all inventory of
                                                               Debtor, wherever
                                                              located, including
                                                              inventory in New
                                                              Jersey and Florida

|_| Inventory, more specifically described below:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Unless otherwise specified above, "Inventory" shall have the definition given it in the Maryland Uniform Commercial Code (Annotated Code of Maryland, Commercial Law Article ss.9-109).

|_| All Goods, including all furniture and fixtures, including but not limited to the following:

|_| Goods, including furniture and fixtures, more specifically described as follows:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Unless otherwise specified above, "Goods" shall have the definitions given them in the Maryland Uniform Commercial Code (Annotated Code of Maryland, Commercial Law Article ss.9-105).

|_| All Documents, Instruments, Chattel Paper, and General Intangibles, including but not limited to the following:

|_| Documents, Instruments, Chattel Paper, and General intangibles, more specifically described as follows:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Unless otherwise specified above, "Documents," "'Instruments," "Chattel Paper," and "General Intangibles" shall have the definitions given them in the Maryland Uniform Commercial Code (Titles 1 through 10 of the Commercial Law Article of the Annotated Code of Maryland).)

Debtor warrants and agrees that:
1.       USE OF COLLATERAL.-The Collateral is and will be used for o personal

         |X| business     |_| farming purposes

If checked here o the Collateral is being acquired with the proceeds of the advance as evidenced by this agreement and the Note, which proceeds the Bank may disburse directly to the seller of Collateral as shown on the Bank's records. If acquired with such advance the Collateral was delivered to the Debtor on or before ____________________________

2. DEBTOR'S RESIDENCE OR PLACE OF BUSINESS. Debtor's residence (or place of business if Debtor is an organization) is 25 B Hanover Road, #305, Florham Park, New Jersey 07932

(if the Debtor is an organization and has more than one place of business, use the chief executive office.) The Debtor will immediately notify the Bank in writing of any change in the Debtor's residence (or place of business).

3. Chief Executive Office. If the Collateral is a type normally used in more than one state or includes Accounts or General Intangibles and the Debtor has a place of business in more than one state. the Debtor's chief executive office (if different from the address set out in item 2) is

----------------    ----------------    --------------      ------------
(No. and Street)    (City or Town)      (County)            (State)

and the Debtor will immediately notify the Bank in writing of any change in the Debtor's chief executive office. If certificates of title are issued or outstanding in respect to any of the Collateral, Debtor will cause the interest of the Bank to be properly noted thereon and will cause the certificates of title to be delivered to the Bank.

4. FIXTURES; CROPS; TIMBER; MINERALS. If the Collateral is to be affixed to real estate or includes crops growing or to be grown, timber to be cut, minerals or Accounts arising from the sale of minerals, the real estate and record owner of the real estate is described above (name of record owner not necessary if Collateral is crops growing or to be grown). If the Collateral is affixed to such real estate prior to the perfection of the security interest granted hereby. Debtor, on demand of the Bank, will furnish the Bank with a disclaimer or disclaimers of any interest in the Collateral signed by all persons having any interest in the real estate. The Debtor will (i) notify the Bank in writing of any intended sale, mortgage, granting of a deed of trust or conveyance of the realty and give written notice of the terms and conditions of this Security Agreement to any prospective purchaser, mortgagee, beneficiary of a deed of trust or grantee of a conveyance of said realty and a copy of such notice to the Bank and (ii) cause a Request for Copy of Notice providing tor notice to the Bank and satisfying the requirements of Annotated Code of Maryland, Real Property Article ss.7-105 or any successor provision to be filed as to each existing or future mortgage or deed of trust.


5.       ACCOUNTS.  If the Collateral is or includes Accounts,
                  (a) each Account represents a valid and legally enforceable indebtedness according to its terms and as represented by its corresponding invoice and is subject to no offsets, counterclaims, contra accounts or any other defense of any kind and character and will be subject to no discounts, deductions, allowances or offsets, with an unpaid balance legally owing in the amount set forth in the respective invoice, which balance is not yet due;
                  (b) the goods or merchandise sold have been delivered to such customers or to the carrier, or the services have been performed for such customers, in accordance with any contracts or purchase orders between the Debtor and its customers;

                  (c)      the sales or rendering  of services  that created the
                           Accounts   were  not  in  violation  of  any  law  or
                           governmental regulation or order;

                  (d)      at the request of the Bank.

                           (i) the Debtor will keep all collections of the Accounts separate from all other funds and property. Such funds will be delivered to the Bank at the time and in the form requested by the Bank. The Bank will have the right at any time to notify account debtors of the Bank's security interest in the Accounts and to request that payment of the Accounts be made directly to the Bank. The Bank is hereby appointed the true and lawful attorney-in-fact of the Debtor to receive, endorse in the name of the Debtor and collect any and all checks made payable to the Debtor issued in payment of the Accounts;
                           (ii) all collections of the Accounts will be set forth on itemized schedules, showing the name of the account debtor, the amount of each payment, and such other information as the Bank may request;
                           (iii) all collections of the Accounts delivered to the Bank (either by the Debtor or directly by account debtors) will be deposited into a deposit account subject to the sole control of the Bank. The Bank will have the right at all times and in its sole discretion to apply all or part of the funds in such deposit account to the payment of the Secured Obligations;
                           (iv) the Debtor will furnish the Bank, at such intervals as the Bank determines, schedules of the Accounts in a form and substance satisfactory to the Bank;
                           (v) the Debtor will deliver to the Bank copies of all invoices and other documents relating to the Accounts; and
                           (vi) the Debtor will not maintain funds received from collections of the Accounts with any bank other than the Bank.

                  (e) the Bank will have the right, at all times, to cause verification to be made of the Accounts with the account debtors, with or without notice being given to the account debtors of the Bank's interest in the Accounts, and the Bank may, during normal business hours of the Debtor, examine the ledgers, books of account, records and papers of the Debtor and all evidence in support of any entry thereon, and the Debtor agrees to produce such ledgers, books, records and papers upon demand by the Bank.

6. DISCHARGE OF OBLIGATIONS. Debtor will pay, perform and discharge all of the Secured Obligations as and when they become due and payable or dischargeable; except that if the Debtor and Borrower are not the same person and Debtor is not a guarantor, endorser or co-maker of the Note or other obligations, the Debtor shall be liable for payment of the Note or other obligations only to the extent of the Collateral.

7. OWNERSHIP. Except for the security interest granted hereby, Debtor is the owner of the Collateral free and clear of all liens, security interests and other encumbrances except as previously disclosed to Bank and will defend the Collateral against the claims and demands of all persons.

8. WASTE. Debtor will keep the Collateral in good order and repair, reasonable wear and tear excepted, shall not waste or destroy or permit the waste or destruction of the Collateral or any part thereof and shall not use the Collateral in violation of any application statute, ordinance or policy of insurance thereon.

9. INSPECTIONS. Debtor will permit the Bank or its representatives or agents to inspect the Collateral at any time.

10. INSURANCE. Debtor will obtain and keep in force such insurance on the Collateral as is normal and customary in the Debtor's business or as the Bank may require, all in such amounts, under such forms of policies, upon such terms, for such periods and written by such companies or underwriters as the Bank may approve. All policies of insurance will contain long form Lender's Loss Payable clauses in favor of the Bank, and the Debtor shall deliver the policies to the Bank as evidence of compliance with the provisions of this paragraph. Such policies will be noncancellable except upon thirty days prior written notice to the Bank. It is agreed that the proceeds of all such insurance, if any loss should occur, may be applied by the Bank to the payment of the Secured Obligations or to the replacement of any of the Collateral damaged or destroyed, as the Bank may elect or direct in its sole discretion. The Debtor hereby appoints (which appointment is irrevocable as long as any of the Secured Obligations remain outstanding) Bank as its lawful attorney-in-fact in making, adjusting, and settling claims under and canceling such insurance and endorsing the Debtor's name on any drafts by insurers of the collateral.

11. TAXES; ASSESSMENTS. Debtor will promptly pay when due all taxes and assessments upon the Collateral or for its use or operation.

12. OTHER LIENS; SALE OF COLLATERAL. Debtor will not (a) permit or suffer to remain, and will promptly discharge, any senior liens or security interests (other than the Bank's security interest) on any of the Collateral; (b) permit any of the Collateral to be levied upon under any legal process; (c) dispose of any of the Collateral without the prior written consent of the Bank (provided, however, that if the Collateral is or includes inventory, such inventory may be sold in the ordinary course of the Debtor's business); (d) permit anything to be done that might impair the value of any of the Collateral or the security afforded by this agreement; or (e) permit the Collateral to become an accession to other goods which are not Collateral.

13. FURTHER DOCUMENTS. Upon demand of the Bank, Debtor will furnish to the Bank such further information and shall execute and deliver to the Bank such financing statements and other papers and shall do ail such acts and things as the Bank may at any time or from time to time request or as may be necessary or appropriate to establish and maintain a perfected first security interest in the Collateral as security for the Secured Obligations or to protect the Collateral, and Debtor hereby appoints the Bank as its lawful attorney-in-fact to execute any such documents and do such acts and things at the Bank's option upon the Debtor's refusal to act.

14. PROTECTION OF COLLATERAL. The Bank may, in its discretion, but will not be required to, discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral, place and pay for insurance thereon, order and pay for the repair, maintenance and preservation thereof, and pay any necessary filing or recording fees. Any amount so expended by the Bank (including reasonable attorneys' fees) pursuant to the foregoing shall become part of the Secured Obligations, shall be payable upon demand and shall bear interest until paid at the rate applicable to the indebtedness evidenced by the Note. Until default the Debtor may have possession of the Collateral and use the same in any lawful manner not inconsistent with this agreement or with the terms and conditions of any insurance policy thereon.

15. DOCUMENTS; INSTRUMENTS. If the Collateral includes documents or instruments the Debtor has or will, at the request of the Bank, deliver the Collateral to the Bank to be held by the Bank. The Debtor will execute any endorsement or writing upon the documents or instruments as may be requested by the Bank in order to evidence the pledge, assignment and transfer of such Collateral to the Bank, and Debtor hereby appoints the Bank as its lawful attorney-in-fact to execute any such endorsements or writings and do such acts and things at the Bank's option upon the Debtor's refusal to act. If the Secured Obligations are paid in full and satisfied, the Bank will redeliver possession of such Collateral to Debtor and will execute any endorsements or writings reasonably necessary to transfer such Collateral back to Debtor (without recourse).

16.  DEFAULT.  The  occurrence  of any of the  following is a default under this
Agreement:

         (a) Failure to pay or perform any of the Secured Obligations when due;

         (b) The falsity in any material respect when made or furnished of any warranty, representation or statement made or furnished to the Bank (i) by or on behalf of Debtor in connection with this agreement (including warranties and representations contained herein) or (ii) by and on behalf of Borrower in connection with the Note or other agreement establishing or evidencing the Secured Obligations;

         (c) Loss, theft, substantial damage, destruction, disposition (without prior written consent), encumbrance to or of any of the Collateral, or the levy, seizure or attachment of any of the Collateral;

         (d) The Bank in good faith deems itself or the Collateral to be insecure or unsafe;

         (e) Death, dissolution, termination of existence, insolvency, appointment of a receiver of any of the property of, assignment for the benefit of creditors by, or the commencement of any bankruptcy or insolvency proceeding by or against the Debtor or Borrower or any guarantor or surety of the Debtor or Borrower.

17. REMEDIES. Upon default the Bank, at its option, may declare all of the Secured Obligations to be immediately due and payable and will have all the rights arid remedies of a secured party under the Maryland Uniform Commercial Code, including without limitation, the right to take possession of the collateral under ss.9-503 of the Commercial Law Article of the Annotated Code of Maryland, or other applicable law and all rights provided herein, in the Note, or in any other applicable security or loan agreement, all of which rights and remedies will, to the full extent permitted by law, be cumulative. The Bank may require Debtor to assemble the Collateral and make it available to the Bank at a place to be designated by the Bank that is reasonably convenient to the Bank and the Debtor. The Debtor will supply additional collateral as security for the Secured Obligations if so requested by the Bank. Any notice of sale, disposition or other intended action by the Bank sent to the Debtor at the address of Debtor as may from time to time be shown on the Bank's records at least 5 days prior to such action will constitute reasonable notice to the Debtor. The Bank may enforce any or all of its remedies against any portion of the Collateral or against other security or borrowers without affecting its right to enforce any or all its remedies against any or all of the Collateral or other borrowers.

18. MISCELLANEOUS. This agreement and the security interest in the Collateral created hereby will terminate when the Secured Obligations have been paid in full. Debtor and Borrower jointly and severally agree to pay to the Bank upon demand all costs and expenses (including reasonable attorneys' fees) incurred in connection with the enforcement of this agreement, and agree that all such fees shall become part of the Secured Obligations. No waiver by the Bank of any default will be effective unless in writing nor operate as a waiver of any other default or of the same default on a future occasion. No failure or delay of the Bank to exercise its remedies hereunder or take any action upon the occurrence of a default will operate as a waiver of that default or any other default. All rights of the Bank hereunder will inure to the benefit of its successors and assigns, and all obligations of the Debtor will bind the heirs, legal representatives, successors and assigns of the Debtor. If there be more than one Debtor, their obligations hereunder will be joint and several. Invalidation of any one or more of the provisions of this agreement will not affect any of the other provisions hereof, which shall remain in full force and effect. This agreement will be governed by and construed in accordance with the laws of the State of Maryland. Captions are inserted for convenience only and in no way limit or affect the provisions of this agreement. The terms "account debtor" and "proceeds", as used herein, will have the same meanings as they have in the Uniform Commercial Code as adopted in Maryland.

WITNESS the hand and seal of the undersigned.

                           IF DEBTOR IS A CORPORATION:

ATTEST: ____________________     DATAMETRICS CORPORATION, a Delaware corporation
                                 -----------------------------------------------
                                                  Name of Corporation

Title:                           By:     /s/ Daniel P. Ginns
                                    --------------------------------------------
                                         Daniel P. Ginns, Chairman of the Board,

                                 Title: Chief Executive Officer
                                       -----------------------------------------
   CORPORATE SEAL
                                 By: ___________________________________________

                                 Title: ________________________________________

             IF DEBTOR IS A PARTNERSHIP, LIMITED LIABILITY COMPANY,
                        OF LIMITED LIABILITY PARTNERSHIP:

WITNESS:

_____________________________           __________________________
                                        NAME OF PARTNERSHIP, LLC, OR LLP

_____________________________           By: ______________________ (SEAL)
                                        GENERAL PARTNER OR MANAGER

_____________________________           By: ______________________ (SEAL)
                                        GENERAL PARTNER OR MANAGER

 _____________________________          By: ______________________ (SEAL)
                                        GENERAL PARTNER OR MANAGER

                                        By: ______________________ (SEAL)
 _____________________________          GENERAL PARTNER OR MANAGER


                           If DEBTOR IS AN INDIVIDUAL:

WITNESS:


_____________________________           ____________________________
                                              TYPE NAME OF DEBTOR

                                            ______________________ (SEAL)

                                        __________________________
                                             TYPE NAME OF DEBTOR

_____________________________               ______________________ (SEAL)